UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2011
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07791 (Commission File Number)	72-1424200 (IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana (Address of principal executive offices)	70112 (Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
McMoRan Exploration Co. issued a press release, dated February 3, 2011, announcing results from interim logging operations at the Davy Jones offset appraisal well. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
By:	/s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer and Secretary (authorized signatory and Principal Financial Officer)

Date:	February 4, 2011

McMoRan Exploration Co.
Exhibit Index
Exhibit Number

99.1	Press Release dated February 3, 2011, titled “McMoRan Exploration Co. Announces Interim Update on the Davy Jones Offset Appraisal Well.”